SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the  Registrant  [X]
Filed by a Party  other than the  Registrant  [__]
Check the appropriate box:
[_] Preliminary  Proxy Statement
[_] Confidential, for  Use  of the  Commission  Only  (as  permitted  by
    Rule  14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Conseco Strategic Income Fund
                (Name of Registrant as Specified In Its Charter)

    (name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying  value of  transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

   5) Total fee paid:

   -----------------------------------------------------------------------------

|__| Fee paid previously with preliminary materials.
|__| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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
                                                                  [CONSECO LOGO]

                          CONSECO STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 19, 2000


To our Shareholders:


      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Conseco Strategic Income Fund (the "Fund"), will be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana, at 11:00 a.m., local time on October 19, 2000. The following proposals will be voted on at the Meeting:

           1. To elect two (2) Trustees to serve for terms ending in 2003 (Proposal No. 1);

           2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors (Proposal No. 2); and

           3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.


      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.


      Only shareholders of record at the close of business on August 16, 2000 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.



                                                    By Order of the Trustees


                                                    William P. Kovacs, Secretary

August 29, 2000
Carmel, Indiana


--------------------------------------------------------------------------------
      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                                                  [CONSECO LOGO]

                          CONSECO STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                                 PROXY STATEMENT

      This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of Conseco Strategic Income Fund (the "Fund") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana on October 19, 2000, at 11:00 a.m., local time, (and at any adjournments thereof), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Shareholders of record at the close of business on August 16, 2000 are entitled to be present and to vote at the Annual Meeting. Each share of beneficial interest of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date shall not be voted. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Executed proxies that are unmarked will be voted in favor of the nominees for trustee; in accordance with the recommendation of the Board of Trustees as to all other proposals described in the Proxy Statement and, at the discretion of the proxyholders, on any other matter that may properly have come before the Annual Meeting or any adjournments thereof.

      If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund. To be effective, such revocation must be received prior to the meeting and indicate the shareholder's name. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. The solicitation of proxies will be made primarily by mail. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

      The holders of a majority of the Shares issued and outstanding and entitled to vote present in person or represented by proxy shall be requisite and shall constitute a quorum for the transaction of business. In the absence of a quorum, the Shareholders present or represented by proxy and entitled to vote at the Annual Meeting shall have power to adjourn the meeting from time to time. Action on any matter is approved if the votes cast in favor of the action exceed the votes cast against it. Any adjourned meeting may be held as adjourned without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted as if the meeting had been held as originally called.

      Proxy materials will be mailed to shareholders of record on or about August 29, 2000. Copies of the Fund's current Annual Report will be mailed to its shareholders along with the proxy materials. As of the record date, August 16, 2000, there were 6,751,603 shares of beneficial interest of the Fund. To the Fund's knowledge, no shareholder beneficially owned 5% or more of its outstanding shares on that date.

      The principal executive offices of the Fund are located at 11815 North Pennsylvania, Carmel, Indiana 46032. The Fund's investment adviser, Conseco
Capital Management, Inc. (the "Adviser"), is located at 11825 North Pennsylvania, Carmel, Indiana 46032.

PROPOSAL NO. 1 ELECTION OF TRUSTEES

      The Board of Trustees consists of seven (7) members divided into three classes. Each of the two Trustees to be elected at the Annual Meeting has been nominated to serve a term of three years expiring in 2003. All Trustees will serve until their successors are duly elected and qualified. Each Trustee, with the exception of Mr. Walthall, has served as Trustee since the Fund's commencement of operations in July 1998. Mr. Walthall has served as Trustee since December 1998.

      The following information regarding each person nominated for election as a Trustee, and each person whose term will continue after the Annual Meeting, includes such person's age, positions with the Adviser (if any), principal occupation and business experience for the last five years:

NAME                                AGE     PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----------------                    ----    -----------------------------------------
NOMINEES FOR ELECTION AS TRUSTEES
TERM EXPIRES 2003:

WILLIAM P. DAVES, JR.               74       Trustee and Chairman of the Board
                                             of the Fund: Consultant to
                                             insurance and healthcare
                                             industries; Director, Chairman and
                                             Chief Executive Officer, FFG
                                             Insurance Co.; Chairman of the
                                             Board and Trustee of other mutual
                                             funds managed by the Adviser.
                                             Address: 5723 Trail Meadow, Dallas,
                                             Texas 75230.

MAXWELL E. BUBLITZ*                 44       Trustee and President of the Fund:
                                             Chartered Financial Analyst; CEO,
                                             President and Director, Adviser;
                                             Senior Vice President, Investments
                                             of Conseco, Inc.; President and
                                             Trustee of other mutual funds
                                             managed by the Adviser. Address:
                                             11825 North Pennsylvania Street,
                                             Carmel, Indiana 46032.

OTHER TRUSTEES
TERM EXPIRES 2001:

GREGORY J. HAHN*                    39       Trustee and Vice President for
                                             Investments of the Fund: Chartered
                                             Financial Analyst; Senior Vice
                                             President, Adviser; Trustee,
                                             officer and portfolio manager of
                                             other mutual funds managed by the
                                             Adviser. Address: 11825 North
                                             Pennsylvania Street, Carmel,
                                             Indiana 46032.

DR. JESS H. PARRISH                 72       Trustee of the Fund: Higher
                                             Education Consultant; Former
                                             President, Midland College; Trustee
                                             of other mutual funds managed by
                                             the Adviser. Address: 2805
                                             Sentinel, Midland, Texas 79701.

DAVID N. WALTHALL                   54       Trustee of the Fund: Principal,
                                             Walthall Asset Management; Formerly
                                             President, Chief Executive Officer
                                             and Director of Lyrick Corporation;
                                             Formerly, President and CEO,
                                             Heritage Media Corporation;
                                             Formerly, Director, Eagle National
                                             Bank; Trustee of other mutual funds
                                             managed by the Adviser. Address: 1
                                             Galleria Tower, Suite 1050, 13355
                                             Noel Road, Dallas, Texas 75240.

TERM EXPIRES 2002:

HAROLD W. HARTLEY                   76       Trustee of the Fund: Chartered
                                             Financial Analyst; Director, Ennis
                                             Business Forms, Inc.; Retired,
                                             Executive Vice President, Tenneco
                                             Financial Services, Inc.; Trustee
                                             of other mutual funds managed by
                                             the Adviser. Address: 502 Canal
                                             Cove Ct., Ft. Myers Beach, Florida
                                             33913.

DR. R. JAN LECROY                   69       Trustee of the Fund: Director,
                                             Southwest Securities Group, Inc.;
                                             Retired, President, Dallas Citizens
                                             Council; Trustee of other mutual
                                             funds managed by the Adviser.
                                             Address: 841 Liberty, Dallas, Texas
                                             75204.

----------
* The Trustees so indicated are considered "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund due to being employees of the Adviser.

      The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

       To the knowledge of the Fund's management, as of the Record Date, the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

       There were 4 meetings of the Board of Trustees held during the Fund's fiscal year ended June 30, 2000. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustees.

       The Fund has an audit committee comprised of all of the independent Trustees of the Fund. The audit committee reviews financial statements and other audit-related matters as they arise throughout the year. The Fund also has a nominating committee comprised of its independent Trustees. In addition, the fund has a compensation committee comprised of its independent Trustees.

       Effective July 1, 2000, each Trustee who is not an "interested person" of the Fund receives an annual retainer fee of $7,500, a fee of $1,500 for each Board meeting or independent Trustee meeting they attend, and a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per meeting fee of $375 for in-person Board meetings. The Fund also reimburses each Trustee who is not an "interested person" of the Fund for travel and out-of-pocket expenses. No Trustee received compensation from the Fund in excess of $10,000 for the fiscal year ended June 30, 2000.

      The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan.

      The aggregate amount of compensation paid to each Trustee by the Fund for the fiscal year ended June 30, 2000, and by all funds in the Conseco Family of Funds for which such Trustee was a Board member (the number of which is set forth in parenthesis next to each Trustee's total compensation) for the year ended December 31, 1999, was as follows:


                                                              TOTAL COMPENSATION
                                   AGGREGATE                     FROM FUND AND
                                 COMPENSATION                     FUND COMPLEX
NAME OF TRUSTEE                   FROM FUND**                   PAID TO TRUSTEE*
--------------                  --------------                 -----------------
William P. Daves, Jr.                $9,667                         $27,000 (3)

Harold W. Hartley                    $9,667                         $27,000 (3)

Dr. R. Jan LeCroy                    $9,667                         $27,000 (3)

Dr. Jess H. Parrish                  $8,667                         $27,000 (3)

David N. Walthall                    $9,667                         $27,000 (3)


--------------------------------------------------------------------------------
* Represents total compensation from all investment companies in the fund complex, including the Fund, for which the Trustee serves as a Board Member.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,679 for all Trustees as a group.

     THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES,
               RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF
             EACH OF THE NOMINEES TO SERVE AS TRUSTEES OF THE FUND.

PROPOSAL NO. 2: RATIFICATION OF
THE SELECTION OF INDEPENDENT AUDITORS

      The Fund's independent auditors must be appointed by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, and such selection must be submitted for ratification or rejection at the Annual Meeting of Shareholders; and the employment of such independent auditors must be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board, including a majority of those Trustees who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending June 30, 2001 at a Board meeting held on May 17, 2000. Accordingly, the selection by the Fund's Board of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending June 30, 2001 is submitted to shareholders for ratification. Apart from fees received as independent auditors, neither PricewaterhouseCoopers LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund.

      PricewaterhouseCoopers LLP has acted as auditors of the Fund since the Fund's organization. The Fund's Board believes that the continued employment of PricewaterhouseCoopers LLP for the fiscal year ending June 30, 2001 is in the best interests of the Fund.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will be available to respond to appropriate questions.

     THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF
         PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE FUND.

OTHER MATTERS

       If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

       The Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matter with respect to the Fund properly come before the meeting, it is the intention of the proxyholders to vote the proxy in accordance with their judgment on any such matter.

       The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record. The Fund will reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of Proxies by mail, officers of the Fund and employees of the Adviser and its affiliates, without additional compensation, may solicit Proxies in person, by telephone or otherwise.

       The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, or by telegraph, or by electronic transmission (e-mail).

       Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be sent to and received by the Fund no later than June 22, 2001 at the principal executive offices of the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032.


ADDITIONAL INFORMATION

       Conseco Capital Management, Inc., located at 11825 North Pennsylvania Street, Carmel, Indiana 46032, serves as the Fund's investment adviser.

       PFPC, Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and accounting servicing agent.


NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

       Please advise the Fund, in care of PFPC, Inc., whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

       IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.







Dated: August 29, 2000

                                    EXHIBIT A

      The following sets forth information relevant to the executive officers of the Fund.


                                                    PRINCIPAL OCCUPATION
                                                    AND BUSINESS
NAME AND POSITION                                   EXPERIENCE FOR PAST
WITH FUND                          AGE              FIVE YEARS
--------------                  -----------         --------------------------
MAXWELL E. BUBLITZ                  44              Chartered Financial Analyst.
President                                           CEO, President and Director,
                                                    Adviser. Senior Vice
                                                    President, Investments of
                                                    Conseco, Inc. President and
                                                    Trustee of other mutual
                                                    funds managed by the
                                                    Adviser.

GREGORY J. HAHN                     39              Chartered Financial Analyst.
Vice President                                      Senior Vice President,
                                                    Adviser. Trustee, officer
                                                    and portfolio manager of
                                                    other mutual funds managed
                                                    by the Adviser.

WILLIAM P. KOVACS, ESQ.             54              Vice President, General
Vice President and Secretary                        Counsel, Secretary, Chief
                                                    Compliance Officer and
                                                    Director of Adviser. Vice
                                                    President and Secretary of
                                                    other mutual funds managed
                                                    by the Adviser. Previously,
                                                    Of Counsel to Shefsky &
                                                    Froelich and Rudnick &
                                                    Wolfe; Prior thereto, Vice
                                                    President and Assistant
                                                    Secretary, Kemper Financial
                                                    Services, Inc.

                                                  PRINCIPAL OCCUPATION
                                                  AND BUSINESS
NAME AND POSITION                                 EXPERIENCE FOR PAST
WITH FUND                          AGE            FIVE YEARS
--------------                 -----------        ----------------------

JAMES S. ADAMS                     41             Senior Vice President, Chief
Treasurer                                         Accounting Officer and
                                                  Treasurer of Conseco, Inc.
                                                  and various subsidiaries.
                                                  Treasurer of other mutual
                                                  funds managed by the
                                                  Adviser.

WILLIAM T. DEVANNEY                44             Senior Vice President,
Vice President                                    Corporate Taxes, of Conseco
                                                  Services, LLC and various
                                                  affiliates. Vice President
                                                  of other mutual funds
                                                  managed by the Adviser.

                                          PROXY
Conseco Strategic Income Fund ANNUAL MEETING OF SHAREHOLDERS - October 19, 2000


                                        Please mark
                                  your votes as indicated
                                      in this example
                                            [x]


The undersigned shareholder of Conseco Strategic Income Fund (the "Fund") hereby appoint(s) William P. Kovacs and Karl W. Kindig, or any one of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the "shares") of the Fund standing in the name of the undersigned at the close of business on August 16, 2000 at the Annual Meeting of Shareholders of the Fund to be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana on October 19, 2000, at 11:00 a.m., and any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

1.       Election of Trustees

  [ ] FOR ALL NOMINEES

  [ ] WITHHOLD AUTHORITY ONLY FOR THE NOMINEE(S) WHOSE NAME(S) I HAVE WRITTEN TO
      THE RIGHT.

  [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

  Nominees for Trustee are: Maxwell E. Bublitz and William P. Daves, Jr.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund. [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

(PLEASE FILL IN BOTH SIDES OF THIS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE). PLEASE MARK BOXES IN BLUE OR BLACK INK.

(Continued from other side)


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" ELECTION OF THE PROPOSED TRUSTEES AND "FOR" THE ABOVE PROPOSALS, UNLESS OTHERWISE INDICATED.

                     Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                    Dated
                    -------------------------------------------------------,2000



                    ------------------------------------------------------------
                                           Signature(s)



                    ------------------------------------------------------------
                                            Signature(s)

                     SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE TO:
                     PFPC INC., PO BOX 9426, WILMINGTON, DE 19809-9938
                                             IMPORTANT


                     No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.
                     To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote now so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies.